UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

OPKO Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26648	75-2402409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd
Suite 1180
Miami, Florida 33137
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 575-4138

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

OPKO Health, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K that was initially filed with the Securities and Exchange Commission on November 29, 2007 in connection with the Company's acquisition of Ophthalmic Technologies, Inc. (this “Amendment”). This Amendment includes the audited and pro forma financial information required by Item 9.01 of Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The following financial statements of OTI are being filed with this report as Exhibit 99.1:

Consolidated Balance Sheets of OTI as of April 30, 2007 and April 30, 2006

Statements of Operations and Deficit and Cash Flows for the years ended April 30, 2007 and April 30, 2006

(b)	Pro Forma Financial Information

The following pro forma financial information is being filed with this report as Exhibit 99.2:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the period from inception (June 23, 2006) to December 31, 2006.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2007

(c)	Not Applicable

(d)	Exhibits

No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1(1)	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

(1)	Filed with the Company’s Current Report on Form 8-K/A filed on October 24, 2008 and incorporated herein by reference

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

By /s/ Adam Logal
Name:	Adam Logal
Title:	Executive Director of Finance, Chief Accounting Officer, Treasurer

Date: October 24, 2008

Exhibit Index

No.	Description

23.1	Consent of Deloitte & Touche LLP

99.2	Pro Forma Financial Information listed in Item 9.01(b)